Exhibit 10.07

ADDENDUM TO THE

PRODUCTION SHARING CONTRACT

EXECUTED ON 26 OCTOBER 2015 BY AND BETWEEN

THE DEMOCRATIC REPUBLIC OF SAO TOME AND PRINCIPE

REPRESENTED BY THE

AGÊNCIA NACIONAL DO PETRÓLEO OF SAO TOME AND PRINCIPE

AND

GALP ENERGIA SÃO TOMÉ E PRÍNCIPE, UNIPESSOAL, LDA

FOR

BLOCK 6

THIS ADDENDUM TO THE PRODUCTION SHARING CONTRACT is entered into on 9 November 2015 among:

(1)	THE DEMOCRATIC REPUBLIC OF SAO TOME AND PRINCIPE (the “State”) represented by the Agência Nacional do Petróleo de São Tomé e Príncipe, ("ANP-STP");
(2)

GALP ENERGIA SÃO TOMÉ E PRÍNCIPE, UNIPESSOAL, LDA, a company organized and existing under the laws of the Democratic Republic of Sao Tome and Principe whose registered office is at Avenida da Independência 392, II/III, Caixa Postal 638, São Tomé, São Tomé e Príncipe (“Galp”); and

(3)

KOSMOS ENERGY SAO TOME AND PRINCIPE, a company organized and established under the laws of the Cayman Islands, whose registered office is located at 4th Floor, Century Yard, Cricket Square, Hutchins Drive, Elgin Avenue, George Town, Grand Cayman KY1-1209, Cayman Islands, hereinafter named ("Kosmos");

WHEREAS

A.

ANP and Galp are parties to the Production Sharing Contract signed with the State on 26 October, 2015 (the "Contract”), in pursuance of which they have obtained the exclusive right to undertake petroleum operations in Block 6 within the Exclusive Economic Zone of Sao Tome and Principe;

B.

By letter dated the 8th of October 2015, Ref. N.º 164/ANP/GM/2015, ANP STP pre-authorized the assignment by Galp of fifty percent (50%) of its ninety percent (90%) participating interest in the Contract to Kosmos and further informed it did not had the intention to exercise any preferential right thereof;

C.

Under article 19 of the Contract and pursuant to the authorization identified in the previous recital B), ANP-STP, Galp and Kosmos executed on 9 November 2015 the Deed of Assignment by way of which Galp assigned fifty percent (50%) of its ninety percent (90%) participating interest in the Contract to Kosmos, which consequently made the percentage interests held by the parties in the Contract to be the following as of that date:

ANP-STP – ten per cent (10%);

GALP – forty-five per cent (45%);

KOSMOS – forty-five per cent (45%);

ANP-STP, Galp and Kosmos (hereinafter collectively identified as the “Parties”) hereby execute this addendum to the Production Sharing Contract (the “Adenddum”), subject to the following terms and conditions:

Capitalized terms in this Addendum not specifically defined herein shall have the same meaning as defined in the Contract.

SINGLE CLAUSE

1.

By virtue and as consequence of the assignment of the participation interest referred in recital C) above, the Parties agree to amend the Contract, effective on the date of execution of the Deed of Assignment identified in recital C) and, as of such date, all references in the Contract to the Contractor (as defined in the Contract) shall be understood as being made collectively to Galp and Kosmos, to the extent of the participation interests held by each one of them in the Contract. Galp shall continue to be the Operator in the Contract.

2.	To the extent and where applicable, as of the same date, all references in the Contract to Party or Parties shall include Kosmos.
3.	Consequent to this Addendum, as of the date of execution of the Deed of Assignment identified in recital C),
3.1. The headings of the Contract shall read as follows:

*

“THIS PRODUCTION SHARING CONTRACT is made and entered into on this day of 26 October 2015 by and between:

THE DEMOCRATIC REPUBLIC OF SAO TOME AND PRINCIPE represented by the AGÊNCIA NACIONAL DO PETRÓLEO OF SAO TOME AND PRINCIPE; and

GALP ENERGIA SÃO TOMÉ E PRÍNCIPE, UNIPESSOAL, LDA, a company organized and existing under the laws of the Democratic Republic of Sao Tome and Principe whose registered office is at Avenida da Independência 392, II/III, Caixa Postal 638, São Tomé, São Tomé e Príncipe (“Galp”);

KOSMOS ENERGY SAO TOME AND PRINCIPE, a company organized and established under the laws of the Cayman Islands, whose registered office is located at 4th Floor, Century Yard, Cricket Square, Hutchins Drive, Elgin Avenue, George Town, Grand Cayman KY1-1209, Cayman Islands, hereinafter (“Kosmos”);

Galp and Kosmos are collectively referred to as the “Contractor””

*

3.2. Clause 30 of the Contract is amended as follows:

“30.1Any notice or other communication required to be given by a Party to another shall be in writing (in Portuguese and in English) and shall be considered as duly delivered if given by hand delivery in person, by courier or by facsimile at the following addresses:

Agência Nacional do Petróleo (ANP-STP)

Avenida das Nações Unidas, 225

C.P.1048

Sao Tome, Sao Tome and Principe Attention: Executive Director

Fax: +239-2226937 Tel: +239-2226940

E-mail: anp_geral@cstome.net

GALP ENERGIA SÃO TOMÉ E PRÍNCIPE, UNIPESSOAL, LDA

Avenida da Independência, 392, II/III

C.P. 638

Sao Tome, Sao Tome and Principe

Attention: Exploration Director

Fax: +351 21 839 12 98

Tel: +351 21 724 25 00

E-mail: roland.muggli@galpenergia.com

KOSMOS ENERGY SAO TOME AND PRINCIPE

4th Floor, Century Yard, Cricket Square,

Hutchins Drive, Elgin Avenue,

George Town, Grand Cayman KY1-1209, Cayman Islands

Attention: License Manager

Fax: +1 214 445 9705

Tel: +1 214 445 9600

E-mail: SaoTomeLicenseManager@KosmosEnergy.com

Cc:

E-mail: KosmosGeneralCounsel@KosmosEnergy.com   "

*

4.	All the remaining provisions of the Contract, which are not expressly modified by this Addendum, shall remain in full force and effect in their precise original terms.

Signed and executed on 9 November 2015, in three originals, being each one of them held by each one of the Parties hereto.

IN WITNESS WHEREOF the Parties have caused this Addendum to be executed the date above written.

SIGNED AND DELIVERED for and on behalf of THE STATE represented by the Agência Nacional do Petróleo of Sao Tome and Principe

Signature:  /s/ Orlando Sousa Pontes

Name:   ORLANDO MENEZES DA COSTA SOUSA PONTES

Designation:   EXECUTIVE DIRECTOR

SIGNED AND DELIVERED for and on behalf of Galp Energia São Tomé e Príncipe, Unipessoal, Lda.

Signature:  /s/ Carlos Gomes da Silva

Name:   CARLOS GOMES DA SILVA

Designation:                   CEO

SIGNED AND DELIVERED for and on behalf of Kosmos Energy Sao Tome and Principe

Signature:  /s/ Paul Dailly

Name:   PAUL DAILLY

Designation:                   SVP